SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / /  Confidential, for Use of  the
                                             Commission Only (as Permitted by
                                             Rule 14a-6(e)(2))

/x/ Definitive Proxy Statement

/x/ Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     THE MEXICO EQUITY AND INCOME FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                     THE MEXICO EQUITY AND INCOME FUND, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------

     (5)  Total fee paid:

----------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

----------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

----------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

----------------------------------------------------------

     (3)  Filing Party:

----------------------------------------------------------

     (4)  Date Filed:

----------------------------------------------------------

                     The Mexico Equity and Income Fund, Inc.
                             World Financial Center
                               200 Liberty Street
                            New York, New York 10281
                                 (212) 667-5000


                                                              September 30, 1997


Dear Stockholder,


     The Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") will be held at 11:00 A.M. on Friday, November 7, 1997, at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

     At the Annual Meeting, the stockholders will (i) elect one Class I director of the Fund, (ii) ratify or reject the selection of Price Waterhouse LLP as independent public accountants of the Fund, and (iii) transact such other business as may properly be brought before the meeting. In addition, the stockholders present will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

     The Board recommends that the stockholders vote in favor of each of proposals (i) and (ii) above.


                                        Respectfully,


                                        /s/ Alan H. Rappaport
                                        Alan H. Rappaport
                                        Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO INSURE A QUORUM AT THE MEETING.

                     THE MEXICO EQUITY AND INCOME FUND, INC.
                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS


                         To Be Held on November 7, 1997


To the Stockholders of
The Mexico Equity and Income Fund, Inc.:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") will be held at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281, on Friday, November 7, 1997 at 11:00 A.M., New York time, for the following purposes:

     1. To elect one Class I director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2000.

     2. To ratify or reject the selection of Price Waterhouse LLP as independent public accountants of the Fund for its fiscal year ending July 31, 1998.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 12, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

     You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.


                                        By order of the Board of Directors,
                                        Robert A. Blum
                                        President and Secretary


September 30, 1997

                     THE MEXICO EQUITY AND INCOME FUND, INC.

                             World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE MEXICO EQUITY AND INCOME FUND, INC. (the "Fund"), for use at the Annual Meeting of Stockholders, to be held at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281, on Friday, November 7, 1997 at 11:00 A.M., New York time, and at any adjournments thereof.

     This Proxy Statement and the form of proxy are being mailed to stockholders on or about September 30, 1997. Any stockholder giving a proxy has the power to revoke it by mail (addressed to The Mexico Equity and Income Fund, Inc., World Financial Center, 200 Liberty Street, New York, New York 10281) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the meeting.

     The Fund will furnish without charge, a copy of its annual report for its fiscal year ended July 31, 1997 to any stockholder requesting such report. Requests for a copy of the Fund's annual report should be made by writing to The Mexico Equity and Income Fund, Inc., c/o Oppenheimer & Co., Inc., 200 Liberty Street, New York, New York 10281 or by calling (800) 421-4777 or (212) 667-7000.

The Board of Directors has fixed the close of business on September 12, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 11,825,273 shares of common stock. To the knowledge of the Fund's management, no person owns beneficially more than 5% of the Fund's outstanding shares except for the persons set forth in the following table.

                                              Shares               Percent of
                                            Beneficially             Shares
5% Stockholders                              Owned (1)           Outstanding (2)
---------------                              ---------           ---------------
City of London Investment Group PLC         2,067,058(3)             17.48%
     10 Eastcheap
     London EC3M 1AJ
     England

President and Fellows of Harvard College      745,390(4)              6.3%
     c/o Harvard Management Company, Inc.
     600 Atlantic Avenue
     Boston, MA 02210

----------
(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security of the power to dispose of such security.

(2) Percentages are calculated on the basis of 11,825,273 shares of stock outstanding as of the record date.

(3) The above information is based on a written representation dated September 1, 1997, which indicates that The City of London Investment Group PLC and its affiliates have voting and dispositive power with respect to all 2,067,058 shares.

(4) The above information is based on copies of a statement on Schedule 13G filed with the U.S. Securities and Exchange Commission on February 14, 1997, which indicates that the President and Fellows of Harvard College has sole voting and dispositive power with respect to all 745,390 shares.

     Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of the Annual Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of the Annual Meeting.


                            (1) ELECTION OF DIRECTORS

     Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the nominee listed below as a director of the Fund,

                                     Class I
                                     -------
                                Alan H. Rappaport

to serve for a term expiring on the date of the Annual Meeting of Stockholders held in 2000, or until his successor is elected and qualified. If such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the

Board of Directors to replace such nominee. The election of a director will require the affirmative vote of a plurality of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.


Information Concerning Nominee, Members of the Board of Directors and Officers of the Fund

The following table sets forth information concerning the nominee as a director of the Fund, each of the Fund's current directors and each of the Fund's officers. The nominee is now a director of the Fund.



                                 Principal Occupation or                                        Shares
                                    Employment During                                        Beneficially
Name and Address                   Past Five Years and                                          Owned                    Percent
 of Nominee or                       Directorships in                                        September 12,                  of
 Director (Age)                  Publicly Held Companies       Position  with the Fund           1997(1)                  Class
----------------                 -----------------------       -----------------------       -------------               -------
*Alan H. Rappaport (44)          Executive Vice President      Director and Chairman of         2,821                      (2)
World Financial Center           (since 1994) and Managing     the Board since 1995
200 Liberty Street               Director (since 1986),
New York, New York               Oppenheimer & Co., Inc.;
10281                            President and Director,
                                 Advantage Advisers, Inc.
                                 (since 1993); Executive
                                 Vice President, Advantage
                                 Advisers, Inc.
                                 (1990-1993); Chairman of
                                 the Board and Director,
                                 The Asia Tigers Fund,
                                 Inc., The India Fund,
                                 Inc., The Czech Republic
                                 Fund, Inc., The Emerging
                                 Markets Income Fund II
                                 Inc. and The Emerging
                                 Markets Floating Rate
                                 Fund Inc.; President and
                                 Director, Global Partners
                                 Income Fund, Inc., and
                                 The Emerging Markets
                                 Income Fund, Inc.;
                                 Member, New York Stock
                                 Exchange Advisory
                                 Committee on
                                 International Capital
                                 Markets.

                                 Principal Occupation or                                        Shares
                                    Employment During                                        Beneficially
Name and Address                   Past Five Years and                                          Owned                    Percent
 of Nominee or                       Directorships in                                        September 12,                  of
 Director (Age)                  Publicly Held Companies       Position  with the Fund           1997(1)                  Class
----------------                 -----------------------       -----------------------       -------------               -------
Carroll W. Brewster (61)         Executive Director, Hole      Director                         None                       --
126 Lounsbury Road               in the Wall Gang Fund,        since 1991
Ridgefield, Connecticut          Inc. (not-for-profit
06877                            charitable organization)
                                 (since July 1991);
                                 President, Hobart &
                                 William Smith Colleges
                                 (1982-1991).

Sol Gittleman (63)               Senior Vice President and     Director                         None                       --
Ballou Hall                      Provost, Tufts                since 1990
Tufts University                 University; General
Medford, Massachusetts           Partner, Augusta
02155                            Partners, L.P.

Dr. Luis Rubio (42)              President, Centro de          Director                         1,000                      --
Jaime Balme No. 11               Investigacion para el         since 1990
Edificio D, Piso 2               Desarrollo A.C. (Center
Polanco Los Morales              of Research for
11510 Mexico                     Development); Director,
                                 Banco Nacional de Mexico
                                 S.A. (since 1991);
                                 Director of The Czech
                                 Republic Fund, Inc.;
                                 General Partner, Augusta
                                 Partners, L.P.

*Frederick M. Bohen (60)         Director, Oppenheimer &       Director                         1,333                      (2)
1230 York Avenue                 Co., Inc. (since 1993);       since 1990
New York, NY                     Executive Vice President,
10028                            Rockefeller University
                                 (since 1990); Senior Vice
                                 President, Brown
                                 University (1985-1990);
                                 Director, Apache
                                 Corporation (energy
                                 exploration, development,
                                 production and marketing)
                                 (since 1981); Director,
                                 Student Loan Marketing
                                 Association (since 1984).

                                 Principal Occupation or                                        Shares
                                    Employment During                                        Beneficially
Name and Address                   Past Five Years and                                          Owned                    Percent
 of Nominee or                       Directorships in                                        September 12,                  of
 Director (Age)                  Publicly Held Companies       Position  with the Fund           1997(1)                  Class
----------------                 -----------------------       -----------------------       -------------               -------
Robert A. Blum (37)              Managing Director,            President since 1997,            None                       --
World Financial Center           Oppenheimer & Co., Inc.       Secretary since 1995
200 Liberty Street               (1994-Present); Senior
New York, New York               Vice President,
10281                            Oppenheimer & Co., Inc.
                                 (1992-1994); Vice
                                 President, Oppenheimer &
                                 Co., Inc. (1989-1992);
                                 Associate, Fulbright &
                                 Jaworski (1984-1989);
                                 Director of The India
                                 Fund, Inc. and The Asia
                                 Tigers Fund, Inc.;
                                 Officer of various
                                 investment companies
                                 managed by Advantage
                                 Advisers, Inc.

Dennis Feeney (45)               Executive Vice President      Treasurer since                  None                       --
World Financial Center           (since 1995), Chief           1991
200 Liberty Street               Financial Officer (since
New York, New York               1994), Controller (since
10281                            1986), Oppenheimer & Co.,
                                 Inc.

All directors and officers
as a group                                                                                      5,154                      (2)

----------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors and officers or based on filings made with the U.S. Securities and Exchange Commission.

(2)  Less than 1%.

* Directors so noted are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's U.S. Co-Adviser. Mr. Rappaport is an interested person because of his affiliation with Oppenheimer & Co., Inc., the parent company of the Fund's U.S. Co-Adviser. Mr. Bohen is an interested person because of his affiliation with Oppenheimer & Co., Inc., the parent company of the Fund's U.S. Co-Adviser.

     The Fund's Board of Directors held four regular meetings during the fiscal year ended July 31, 1997. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served. The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Gittleman and Brewster and Dr. Rubio. The Audit Committee met twice during the fiscal year ended July 31, 1997.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that during the fiscal year ended July 31, 1997 its officers and directors complied with all filing requirements applicable to them.

     On July 22, 1997, CIBC Wood Gundy Securities Corp. ("CIBC Wood Gundy"), Oppenheimer Group, Inc. and Oppenheimer Equities, Inc. entered into an agreement for CIBC Wood Gundy to acquire all of the stock of Oppenheimer Holdings, Inc., whose subsidiary, Advantage Advisers, Inc. ("Advantage"), serves as U.S. Co-Adviser to the Fund. Because such acquisition will result in a change of control of Advantage and, in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), a termination of the Fund's existing Co-Advisory Agreement with Advantage, a special meeting of the Fund's stockholders was held on September 30, 1997, at which the stockholders approved a new Co-Advisory Agreement with Advantage to be in effect following such acquisition. The new agreement is substantially identical to the existing agreement with the Fund.

     Following the acquisition, Mr. Bohen will resign from the Fund's Board of Directors in connection with the requirement under Section 15 (f) of the 1940 Act that during the three-year period following a sale of a controlling interest in an investment adviser, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor adviser.

Transactions with and Remuneration of Officers and Directors

     The aggregate remuneration paid or accrued for directors not affiliated with Acci Worldwide, S.A. de C.V. (the "Mexican Adviser") or Advantage was approximately US$23,700 during the fiscal year ended July 31, 1997, and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at directors' meetings was US$6,140. The Fund pays each non-affiliated director an annual fee of US$5,000 plus US$700 for each directors' meeting and committee meeting attended in person and $100 for each meeting attended by means of a telephonic conference. The officers and interested directors of the Fund received no compensation from the Fund.

     The following table sets forth the aggregate compensation paid by the Fund to each director during the fiscal year ended July 31, 1997, as well as the total compensation paid by the Fund and other funds advised by the Mexican Adviser or Advantage or otherwise affiliated with the Fund to each director.

                                                       Pension or                                Total
                                                       Retirement                             Compensation
                                   Aggregate        Benefits Accrued    Estimated Annual        From Fund
                                 Compensation        As Part of Fund     Benefits Upon       and Fund Complex
Name of Person, Position           From Fund            Expenses            Retirement      Paid to Directors
------------------------           ---------            --------            ----------      -----------------
Alan H. Rappaport, Director           $0                  $0                   $0                   $0
Frederick M. Bohen, Director          $0                  $0                   $0                   $0
Carroll W. Brewster, Director       $7,900                $0                   $0                $ 7,900
Sol Gittleman, Director             $7,900                $0                   $0                $ 7,900
Dr. Luis Rubio, Director            $7,900                $0                   $0                $16,000

----------
+ Messrs. Rappaport and Bohen, who are considered "interested persons" of the Fund, did not receive any compensation from the Fund for their services as directors. Mr. Bohen did receive $9150 from the U.S. Co-Adviser for his services as a director of the Fund.

                  (2) RATIFICATION OR REJECTION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

     At a meeting held on June 6, 1997, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended), recommended the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending July 31, 1998. The Fund knows of no direct financial or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

     The Fund's financial statements for the fiscal year ended July 31, 1997 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's annual report to shareholders and its filings with the U.S. Securities and Exchange Commission.

     The selection of independent auditors is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

                                  MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund or personnel of Oppenheimer & Co., Inc. The Fund has retained PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, DE 19809 to assist in the proxy solicitation. The cost of their services is estimated at US$1,080, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by November 7, 1997, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to a vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


                              STOCKHOLDER PROPOSALS

     Any proposal by a stockholder intended to be presented at the Fund's 1998 Annual Meeting of Stockholders must be received by the Fund (addressed to The Mexico Equity and Income Fund, Inc., World Financial Center, 200 Liberty Street, New York, New York 10281) not later than May 30, 1998.


                                        By order of the Board of Directors,

                                        ROBERT A. BLUM
                                        President and Secretary


World Financial Center
200 Liberty Street
New York, New York 10281
September 30, 1997

                     THE MEXICO EQUITY AND INCOME FUND, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 7, 1997


         The undersigned stockholder of The Mexico Equity and Income Fund, Inc., (the "Fund") hereby appoints Alan H. Rappaport and Dennis Feeney, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th floor, New York, New York 10281, on Friday, November 7, 1997, at 11:00 am New York time, and at any and all adjournments thereof according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS (Please check one box for each proposal.)

1. The election of Alan H. Rappaport as a Class I Director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2000.

         [  ]  FOR                      [  ]  WITHHOLD AUTHORITY
         the nominee listed below       to vote for the nominee listed below

NOMINEE: Class I: Alan H. Rappaport

2. The ratification of the selection of Price Waterhouse LLP as Independent Accountants of the Fund for its fiscal year ending July 31, 1998.

         [  ]  FOR         [  ]  AGAINST    [  ]  ABSTAIN


                                  (Continued and to be signed on the other side)

(Continued from the other side)


The Shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 set forth in this proxy. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated September 30, 1997.


               Dated:                                       , 1997
                     ---------------------------------------



               ---------------------------------------------------
                                    Signature



               ---------------------------------------------------
                            Signature if held jointly

If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner".


                      SIGN, DATE AND MAIL YOUR PROXY TODAY